Exhibit 10.10

[Form of Amendment No. 1 to the Shares Purchase Agreement]

FIRST AMENDMENT TO THE SHARE PURCHASE AGREEMENT

This First Amendment to the Share Purchase Agreement (this “Amendment”), dated February 22, 2012, is to the Share Purchase Agreement, dated as of February 24, 2011 (the “Share Purchase Agreement”), by and between SOLAR SENIOR CAPITAL LTD., a Maryland corporation (the “Company”), and SOLAR SENIOR CAPITAL INVESTORS LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, each of the Company and the Purchaser now desires to make certain revisions to the Share Purchase Agreement reflected in this Amendment for the purpose of amending the terms of the registration rights granted to the Purchaser thereunder; and

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Share Purchase Agreement. The Share Purchase Agreement is amended hereby by amending and restating Section 4(A) thereto as follows:

“A. Mandatory Shelf Registration. The Company shall use its commercially reasonable efforts to prepare and file with the Commission a Registration Statement for the resale of any or all the Shares (but not involving any underwritten offerings) on a “shelf” Form N-2 under Rule 415 under the Securities Act (the “Registration Statement”) within sixty (60) days after receiving a notice from the Purchaser instructing the Company to file the Registration Statement with the Commission (the “Notice Date”), and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter; provided, however, that the Company shall have the right to defer such filing for up to one hundred and eighty (180) days after the Notice Date if the Company shall have notified the Purchaser that it would be materially detrimental to the Company and its security holders for such Registration Statement to be effected at such time. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (A) the date on which the Shares have been sold pursuant to the Registration Statement, (B) the date all the Shares have been sold pursuant to Rule 144 under the Securities Act, (C) the date on which the Shares cease to be outstanding and (D) the date on which the Shares become eligible for sale under Rule 144 under the Securities Act without restriction. The Company shall notify the Purchaser when the Registration Statement has been declared effective.”

2. Miscellaneous.

a. Mutual Consent. Each of the Company and the Purchaser, by the execution of this Amendment, hereby consents to the amendments, modifications and supplements to the Share Purchase Agreement contemplated herein.

b. No Other Amendments. Except as set forth above, no other amendments to the Share Purchase Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Share Purchase Agreement unaffected by this Amendment shall remain in full force and effect.

c. Effective Date. Each of the Company and the Purchaser agrees that this Amendment shall be deemed to have been effective as of the date that was one hundred and eighty (180) days after the Purchase Date (as defined in the Share Purchase Agreement).

d. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

e. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

f. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a substantive part of this Amendment.

g. Governing Law. This Amendment shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction, and the Investment Company Act of 1940, as amended (the “1940 Act”). In the event of any conflict between the laws of the State of New York and the 1940 Act, the applicable provision of the 1940 Act shall control.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Share Purchase Agreement as of the date first written above.

SOLAR SENIOR CAPITAL LTD.

By:
Name:	Michael S. Gross
Title:	Chief Executive Officer

SOLAR SENIOR CAPITAL INVESTORS LLC

By:
Name:	Michael S. Gross
Title:	Managing Member